UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                February 5, 2004




                                ROTO-ROOTER, INC.
             (Exact name of registrant as specified in its charter)




                           Delaware 1-8351 31-0791746
            (State or other (Commission File Number) (I.R.S. Employer
                         jurisdiction of Identification
                             incorporation) Number)




          2600 Chemed Center, 255 East 5th Street, Cincinnati, OH 45202
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (513) 762-6900


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     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

               a)   Financial Statements of Businesses Acquired Not Applicable
               b)   Pro Forma Financial Information Not Applicable
               c) Exhibits (99.1) Registrant's press release dated February 5, 2004.

     Item 12. Results of Operations and Financial Condition

     Roto-Rooter, Inc. reported its results of operations for the fourth quarter and year ended December 31, 2003 on February 5, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     ROTO-ROOTER, INC.


Dated:   February 5, 2004          By:   /s/ Arthur V. Tucker, Jr.
         ________________                _______________________________________
                                             Arthur V. Tucker, Jr.
                                             Vice President and Controller